SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 30, 1999

                 (Date of earliest event reported: May 28, 1999)

                              Tadeo Holdings, Inc.

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             (Exact name of registrant as specified in its charter)

         Delaware                    1-11568                  95-4228470

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(State or other jurisdiction      (Commission                (IRS Employer
        of incorporation)         File Number)            Identification No.)

  5 Hanover Square, 24th Floor         New York, NY            10004
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    (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code (212) 271-8511

                                       N/A

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          (Former name or former address, if changed since last report)


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Item 5.       OTHER INFORMATION.

              On May 28, 1999, as amended by agreements dated as of June 1, 1999, Tadeo Holdings, Inc., a Delaware corporation ("Tadeo"), through its recently-incorporated wholly-owed subsidiary active in the electronic commerce industry, Tadeo-E Commerce Corp., a Delaware corporation ("Tadeo-E"), entered into a Web Design and Consulting Agreement with Azurel, Ltd.("Azurel"), a public company engaged in the business of manufacturing and distributing cosmetics and other related products ("Azurel Web Agreement"). Under the terms of the Azurel Web Agreement, based upon the fee schedule provided in that agreement, Tadeo-E-Commerce is providing all necessary consulting and development services to design, maintain and enhance Azurel's electronic commerce internet sites and other related electronic commerce marketing vehicles. In connection with assistance provided to Tadeo-E's electronic commerce development activities, for Azurel and other clients, Tadeo-E paid Azurel $500,000 for Azurel's provision of content and marketing consulting services. At the same time, to enhance the strategic relationship between Azurel, Tadeo and Tadeo-E, Tadeo-E loaned to Azurel an aggregate of $1,528,166.67 under the terms of a Credit Agreement, as amended, dated as of June 1, 1999 (with part of the aggregate principal reflecting the restructuring of a March 31, 1999 short-term $500,000 promissory note), with interest payable at the rate of 8% per annum, payable monthly, and with all principal and accrued interest due on May 28, 2001 (the "Credit Agreement"). Repayment of amounts outstanding under the Credit Agreement are secured by a pledge of approximately 66.66% of the outstanding shares of certain Azurel operating subsidiaries, under the terms of a Pledge Security Agreement, by and between Azurel and Tadeo. In further consideration for its advances to Azurel under the Credit Agreement, Tadeo E received from Azurel warrants to acquire 500,000 shares of Azurel Common Stock, exercisable at $1.50 per share, with the shares acquired upon exercise of such Warrants being subject to registration rights provided under the terms of Registration Rights Agreement, as amended, dated as of June 1, 1999.

              Under agreements dated as of June 30, 1999, Tadeo-E entered into both a Web Design and Consulting Agreement and an Online Hosting Agreement with Diplomat Direct Marketing Corporation("Diplomat"), a public company engaged in the business of distributing women's and children's fashion apparel and related accessories through catalogue sales and over the internet ("Diplomat Web Agreements"). Under the terms of the Diplomat Web Agreements, based upon the fee schedules provided in those agreements, Tadeo-E is providing all necessary consulting and development services to design, maintain and enhance Diplomat's electronic commerce internet sites and other related electronic commerce marketing vehicles, as well as to host those sites on behalf of Diplomat. In connection with assistance provided to Tadeo-E's electronic commerce development activities, for Diplomat and other clients, Tadeo-E paid Diplomat $500,000 for Diplomat's provision of content and marketing consulting services. In addition to payments by Diplomat for the services provided under the Diplomat Web Agreements, in further consideration for its services to Diplomat under the Web Agreements Tadeo-E will receive royalties from Diplomat based upon Diplomat's ongoing electronic commerce businesses (the "Royalties"). The Royalties are equal to 5% of Diplomat's electronic commerce revenues, until $500,000 has been paid to Tadeo-E, and thereafter 20% of certain Diplomat electronic commerce net income in perpetuity.

              At the same time, to enhance the strategic relationship between Diplomat, Tadeo and Tadeo-E, Tadeo-E (i) purchased, for $1,000,000, 10,000 shares of Diplomat's Series G Convertible Redeemable Preferred Stock (which is redeemable for the $1,000,000 purchase price plus accrued and unpaid dividends out of the proceeds of a secondary offering of Diplomat

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                                     - 3 -

     common stock which has been filed with the Securities and Exchange Commission) (the "Preferred Stock") and (ii) exchanged $1,000,000 approximate market value of its common stock (285,715 shares) for $1,000,000 approximate market value of Diplomat common stock (1,066,098 shares), under the terms of the Securities Purchase Agreement, dated as of June 30, 1999, by and between Tadeo, Tadeo-E and Diplomat. The shares of Diplomat common stock acquired upon conversion of the Preferred Stock and the Diplomat shares received in exchange for Tadeo common stock are subject to the terms of a Registration Rights Agreement between Diplomat and Tadeo-E dated as of June 30, 1999, and Diplomat's obligations to Tadeo-E as a holder of the Preferred Stock (e.g., redemption payments) are secured under the terms of a Pledge Security Agreement, dated as of June 30, 1999, by and between Tadeo-E, Diplomat and the Rubin Family Irrevocable Stock Trust (the "Trust") , with the pledge by the Trust of 300,000 shares of Tadeo common stock held by the Trust.

Item 7.       EXHIBITS.

              The following Exhibits are filed as part of this Report:

Exhibit 10.1 Form of Web Site Design and Consulting Agreement, dated as of June 1, 1999, by and between Azurel, Ltd. ("Azurel") and Tadeo E Commerce Corp. ("Tadeo-E").

Exhibit 10.2 Credit Note, dated May 28, 1999, made by Azurel in favor of Tadeo Holdings, Inc. ("Tadeo") (the "Credit Note").

Exhibit 10.3 First Allonge to Credit Note, made by Azurel in favor of Tadeo-E, dated June 1, 1999.

Exhibit 10.4 Credit Agreement, dated as of May 28, 1999, by and between Tadeo and Azurel.

Exhibit 10.5 Pledge Security Agreement, dated as of May 28, 1999, by and between Azurel and Tadeo.

Exhibit 10.6 Warrant, to acquire 300,000 shares of Azurel common stock, dated May 28, 1999.

Exhibit 10.7 First Amendment to Credit Agreement, dated as of June 1, 1999, by and between Tadeo, Tadeo-E and Azurel.

Exhibit 10.8 Registration Rights Agreement, dated as of May 28, 1999, by and between Tadeo and Azurel.

Exhibit 10.9 Warrant, to acquire 200,000 shares of Azurel common stock, dated June 1, 1999.

Exhibit 10.10 Form of On-Line Hosting Agreement, dated as of June 30,
              1999, by and between Tadeo-E and Diplomat Direct Marketing Corporation ("Diplomat").

Exhibit 10.11 Web Site and Consulting Agreement, dated as of June 30,
              1999, by and between Tadeo-E and Diplomat.

Exhibit 10.12 Securities Purchase Agreement, dated as June 30, 1999, by and between Tadeo, Tadeo-E and Diplomat.

Exhibit 10.13 Registration Rights Agreement, dated as of June 30, 1999, by and between Tadeo-E and Diplomat.

Exhibit 10.14 Pledge Security Agreement, dated as of June 30, 1999, by and between Tadeo-E, The Rubin Family Irrevocable Stock Trust and Diplomat.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     July 30, 1999                  TADEO HOLDINGS, INC.

                                          By: /s/ Brian D. Bookmeier
                                              Brian D. Bookmeier
                                              President